SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

AMENDMENT NO. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)……………...	May 7, 2004
China Energy Ventures Corp.
(Exact Name of Registrant as Specified in Its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)
0-28345	72-1381282
(Commission File Number)	(IRS Employer Identification No.)
Unit 1003, W2, Oriental Plaza, #1 East Chang An Avenue, Dong Chen District, Beijing, China	100738
(Address of Principal Executive Offices)	(Zip Code)
86-10-8518-2686
(Registrant’s Telephone Number, Including Area Code)

(Former name or Former Address, if Changed Since Last Report)

#

Item 7. Financial Statements and Exhibits.

(a) Financial Statements

VECTOR ENERGY WEST LLP (as at December 31, 2003)

Independent Auditors’ Report	3
Statements of Loss	4
Balance Sheets	5
Statements of Changes in Parnters’ Deficit	6
Statements of Cash Flow	7
Notes to the Financial Statements	8

VECTOR ENERGY WEST LLP (as at March 31, 2004) (unaudited)

Interim Statements of Loss	19
Balance Sheets	20
Interim Statements of Changes in Partners’ Deficit	21
Interim Statements of Cash Flows	22
Notes to the Interim Financial Statements	23

(b) Pro Forma Financial Information.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
CHINA ENERGY VENTURES CORP.

Introduction – Unaudited Pro Forma Condensed Consolidated Financial Statements	34
Unaudited Pro Forma Condensed Consolidated Balance Sheet as at March 31, 2004	35
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2004	36
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003	37
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	38

(c) Exhibits:

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ENERGY VENTURES CORP.
(Registrant)
Date:	August 6, 2004	By:	/s/ Matthew Heysel
Matthew Heysel Chairman, Chief Executive Officer and Director

INDEPENDENT AUDITORS’ REPORT

To the Partners of Vector Energy West LLP (a development stage company):

We have audited the accompanying balance sheets of Vector Energy West LLP (the “Partnership”), a development stage company, as at December 31, 2003 and 2002, and the related statements of loss, changes in partners’ deficit and cash flows (the “financial statements”) for the years ended December 31, 2003 and 2002, and for the cumulative period from July 4, 2001 (inception date) to December 31, 2003. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Partnership as at December 31, 2003 and 2002, and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002, and for the cumulative period from July 4, 2001 (inception date) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The Partnership is in the exploration and development stage as at December 31, 2003. As further discussed in Note 2 to the financial statements, successful completion of the Partnership’s exploration and development program and, ultimately, the attainment of profitable operations is dependent upon future events, including obtaining adequate financing to fulfill its exploration and development activities, obtaining necessary regulatory approvals and achieving a level of sales adequate to support the Partnership’s cost structure.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern.  The Partnership is a development stage company engaged in acquisition, exploration and development of oil and gas properties. As discussed in Note 16 to these financial statements, the Partnership is required by July 1, 2004 to remedy certain violations of major requirements of the Subsurface Use Contracts.  In the case of failure to remedy such violations, the Subsurface Use Contracts can be terminated by the Government, which raises doubt about the Partnership’s ability to continue as a going concern.  As further discussed in Note 17 to these financial statements, subsequent to December 31, 2003 the Partnership made some actions to remedy these violations.  These financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Deloitte & Touche

TOO Deloitte & Touche

April 30, 2004 (except for Note 17, as to which the date is July 5, 2004)

Almaty, Kazakhstan

VECTOR ENERGY WEST LLP (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF LOSS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FOR THE CUMULATIVE PERIOD FROM JULY 4, 2001 (INCEPTION DATE) TO DECEMBER 31, 2003

(expressed in United States Dollars)

	Notes	Year ended December 31, 2003	Year ended December 31, 2002	Cumulative period from July 4, 2001 (inception date) to December 31, 2003

EXPENSES:
General and administrative expenses	4	$65,512	$10,712	$76,224

OPERATING LOSS		65,512	10,712	76,224

OTHER INCOME AND EXPENSES:
Foreign exchange loss/(gain), net		1,258	(152)	1,106

LOSS BEFORE TAXATION		66,770	10,560	77,330

INCOME TAX EXPENSE	3, 12	-	-	-

NET LOSS		$66,770	$10,560	$77,330

The notes form an integral part of these financial statements.

VECTOR ENERGY WEST LLP (A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS

AS AT DECEMBER 31, 2003 AND 2002

(expressed in United States Dollars)

	Notes	2003	2002

ASSETS

CURRENT ASSETS:
Cash and cash equivalents		$118	$463
Accounts receivable		125	-
Advances paid		4,639	-
Total current assets		4,882	463

NON-CURRENT ASSETS:
Oil and gas properties	5	3,923,276	-
Total non-current assets		3,923,276	-

TOTAL ASSETS		3,928,158	463

LIABILITIES AND PARTNERS’ DEFICIT
CURRENT LIABILITIES:
Obligations for social programs and programs for
infrastructure development – current portion	6	350,000	-
Obligations for professional training of personnel –
current portion	7	119,600	-
Penalties payable	8	61,739	-
Obligations for acquisition of the right on the geological
information use	9	758,265	-
Loan and interest payable	10	529,813	-
Accounts payable to related party	14	15,318	10,514
Other payables and accruals		893	-
Total current liabilities		1,835,628	10,514

NON-CURRENT LIABILITIES:
Obligations for social programs and programs for
infrastructure development – non-current portion	6	913,480	-
Obligations for professional training of personnel – non-
current portion	7	307,722	-
Obligations for historical costs reimbursement	11	948,149	-
Total non-current liabilities		2,169,351	-

COMMITMENTS AND CONTINGENCIES	16

PARTNERS’ DEFICIT:
Charter fund	13	509	509
Deficit accumulated during the development stage		(77,330)	(10,560)
Total partners’ deficit		(76,821)	(10,051)

TOTAL LIABILITIES AND PARTNERS’ DEFICIT		3,928,158	463

The notes form an integral part of these financial statements.

VECTOR ENERGY WEST LLP (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CHANGES IN PARTNERS’ DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FOR THE CUMULATIVE PERIOD FROM JULY 4, 2001 (INCEPTION DATE) TO DECEMBER 31, 2003

(expressed in United States Dollars)

	Charter	Deficit	Total
	fund	accumulated
		during the
		development
		stage

Balance at July 4, 2001 (inception date)	$-	$-	$-

Balance at December 31, 2001	$-	$-	$-

Contribution to the charter fund	509	-	509
Net loss	-	(10,560)	(10,560)

Balance at December 31, 2002	$509	$(10,560)	$(10,051)

Net loss	-	(66,770)	(66,770)

Balance at December 31, 2003	$509	$(77,330)	$(76,821)

The notes form an integral part of these financial statements.

VECTOR ENERGY WEST LLP (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FOR THE CUMULATIVE PERIOD FROM JULY 4, 2001 (INCEPTION DATE) TO DECEMBER 31, 2003

(expressed in United States Dollars)

	Notes	Year ended December 31, 2003	Year ended December 31, 2002	Cumulative period from July 4, 2001 (inception date) to December 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss $		$ (66,770)	$ (10,560)	$ (77,330)

Adjustments for:
Penalties accrued	8	61,739	-	61,739

Changes in operating assets and liabilities:
Increase in receivables		(125)	-	(125)
Increase in advances paid		(4,639)	-	(4,639)
Increase in accounts payable to related party		4,804	10,514	15,318
Increase in other payables and accruals		893	-	893

Net cash used in operating activities		(4,098)	(46)	(4,144)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of oil and gas properties		(501,247)	-	(501,247)

Net cash used in investing activities		(501,247)	-	(501,247)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan	10	505,000	-	505,000
Contributions to the charter fund	13	-	509	509

Net cash received from financing activities		505,000	509	505,509

(DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS		(345)	463	118

CASH AND CASH EQUIVALENTS, at the beginning of the period		463	-	-
CASH AND CASH EQUIVALENTS, at the end of the period		118	463	118

Non-cash transactions: During the periods presented above, the Partnership had certain non-cash transactions, such as capitalization of obligations for social programs and programs for infrastructure development, obligations for professional training of personnel, interest on loans obtained and obligations for historical costs reimbursement in total amount of USD 3,422,029.

The notes form an integral part of these financial statements.

VECTOR ENERGY WEST LLP (A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002, AND FOR THE CUMULATIVE PERIOD FROM JULY 4, 2001 (INCEPTION DATE) TO DECEMBER 31, 2003

(expressed in United States Dollars unless noted otherwise)

1.

DESCRIPTION OF BUSINESS

Vector Energy West LLP, a development stage company, (hereinafter referred to as the “Partnership”) was registered as a limited liability partnership under the laws of the Republic of Kazakhstan on July 4, 2001. The main activities of the Partnership are the acquisition, exploration and development of oil and gas properties in the Atyrau region, Republic of Kazakhstan.

On December 28, 2002, the Partnership entered into Subsurface Use Contracts with the Government of the Republic of Kazakhstan (the “Government”) to explore for and produce hydrocarbons in the Atyrau and Liman-2 oilfields in the Atyrau region (the “Subsurface Use Contracts”). From that date to  December 31, 2003, no major exploration activities have been carried out. In accordance with the Subsurface Use Contract # 1077 dated December 28, 2002 the Partnership received the right to perform exploration activities on the Atyrau oilfield during 6 years from 2003 to 2008. In accordance with the Subsurface Use Contract # 1076 dated December 28, 2002 the Partnership received the right to perform exploration activities on the Liman-2 oilfield during 5 years from 2003 to 2007 and to perform production activities during the subsequent 20 years.

As at December 31, 2003 and 2002 the Partnership employed 1 staff.

Legal Name	Vector Energy West LLP
Legal Address	11/13 Baiseitov str., office 1, Almaty, Republic of Kazakhstan
Legal Registration Number	40988-1910-TOO (ИУ)
Ownership status	Private

2.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The Partnership maintains accounting records and prepares its financial statements in Kazakhstani tenge in accordance with the requirements of Kazakhstani accounting and tax legislation. The accompanying financial statements differ from the financial statements prepared for statutory purposes in the Republic of Kazakhstan in that they reflect certain adjustments, not recorded in the statutory books of the Partnership, which are appropriate to present the financial position, results of operations and cash flows in accordance with US GAAP.

Use of estimates – The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as at the date of the financial statements and the reported amounts of revenues and expenses of the reporting period then ended. Actual results could differ from those estimates.

Development stage company – The accompanying financial statements have been prepared based on the assumption that the Partnership will continue as a going concern and there is no indication that the Partnership intends to or has to be liquidated, or significantly decrease its activity in the near future. The ability of the Partnership to pay its debts when they are due depends on continued financial support from its partners.

At present, the Partnership’s oil and gas operations are in the acquisition and exploration phase, and therefore, the Partnership is in the development stage. This phase is expected to last until the Partnership finds economically profitable oil reserves. Until such reserves are found and proven and necessary regulatory approvals are obtained, uncertainty exists as to whether the long-lived assets of the Partnership are recoverable.

As discussed in Note 16 to these financial statements, the Partnership is required by July 1, 2004 to remedy certain violations of major requirements of the Subsurface Use Contracts.  In the case of failure to remedy such violations, the Subsurface Use Contracts can be terminated by the Government, which raises doubt about the Partnership’s ability to continue as a going concern.  As further discussed in Note 17 to these financial statements, subsequent to December 31, 2003 the Partnership made some actions to remedy these violations. These financial statements do not include any adjustments that might result from the outcome of these uncertainties.

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents – Cash and cash equivalents include cash on hand and in banks.

Accounts receivable – Accounts receivable are stated at their net realizable values after deducting provisions for uncollectible amounts, if any. Such provisions reflect estimates based on evidence of collectibility.

Oil and gas properties – The Partnership follows the successful efforts method of accounting for its oil and gas operations, whereby expenditures for property acquisitions and all development costs (including development dry holes) and support equipment and facilities are capitalized. The costs of unsuccessful exploratory wells are charged to expense at the time the wells or other exploration activities are determined to be non-productive. Production costs, overheads and all exploration costs other than exploratory drilling are charged to expense as incurred.

Costs incurred for the acquisition of rights to explore and develop the Atyrau and Liman-2 oilfields, including but not limited to payment for the right on the geological information use, signature bonuses, obligations on professional training of personnel, obligations for social programs and programs for infrastructure development are capitalized and classified as a right on subsurface use.

Impairment of long-lived assets – The Partnership reviews its long-lived assets, including oil and gas properties, after the discovery of proved reserves and the start of the development phase for possible impairment by comparing their carrying values to the undiscounted future net before-tax cash flows. Asset impairment may  occur  if these undiscounted future net before-tax cash flows are lower than anticipated reserves, there are write downs of proved reserves based on field performance, significant changes in commodity prices, significant decreases in the market value of an asset, and/or significant change in the extent or manner of use or physical change in an asset. Impaired assets are written down to their estimated fair values, generally their discounted future net before-tax cash flows. For proved oil and gas properties, the Partnership performs the impairment test on an individual field basis. Unproved properties are reviewed periodically to determine if there has been impairment of the carrying value, with any such impairment charged to expense in the current period.

Obligations for social programs and programs for infrastructure development – The Partnership has recognized obligations to contribute funds to social programs and programs on infrastructure development in the Atyrau region, Republic of Kazakhstan pursuant to the terms of the Subsurface Use Contracts. These obligations are recorded at their present value, using a 15% per annum discount rate. The obligations are capitalized as part of the oil and gas properties (see Notes 5 and 6).

Asset retirement obligations – In accordance with the SFAS No. 143 “Accounting for Asset Retirement Obligations”, the Partnership is required to record the present value of obligations associated with the retirement of oil and gas properties in the period in which they are incurred. The liability should be capitalized as part of the oil and gas properties. Subsequently, asset retirement cost should be allocated to expense using a systematic and rational method over its useful life.

The Partnership adopted provisions of the SFAS No. 143 in 2002. However, as described in Note 16 it has not recorded asset retirement obligations in these financial statements.

Obligations on professional training of personnel – The Partnership has recognized obligations on professional training of its personnel pursuant to the terms of the Subsurface Use Contracts. These obligations are recorded at their present value, using a 15% per annum discount rate. The obligations are capitalized as part of the oil and gas properties (see Notes 5 and 7).

Obligations on historical costs reimbursement – The Partnership is unavoidably obliged to reimburse USD 7,784,034, which represent historical costs incurred by the Republic of Kazakhstan for the Liman-2 oilfield pursuant to the terms of the Subsurface Use Contract # 1076 dated December 28, 2002 and the Agreement on acquisition of the right on the geological information use # 711 dated January 21, 2002. These obligations are recorded at their present value, using a 15% per annum discount rate. The obligations are capitalized as part of the oil and gas properties (see Notes 5 and 11).

Borrowing costs – Interest costs related to financing the acquisition of the subsurface use rights, conducting exploration activities and financing major oil and gas development projects are capitalized as part of the related assets until the projects are evaluated, or until the projects are substantially complete and ready for their intended use if the projects are evaluated as successful. Capitalized interest cannot exceed gross interest expense.

Provisions – Provisions are recognized when the Partnership has a present obligation as a result of a past event to incur such costs and when a reliable estimate can be made for the amount of these costs.

Borrowings – Interest bearing loans are recorded at the amounts of the proceeds received, net of the direct issue costs. Interest costs are accounted for on an accrual basis and included in accrued expenses to the extent that they are not settled in the period in which they arise.

Foreign currency translation – In accordance with the SFAS No. 52 “Foreign Currency Translation”, these financial statements have been translated into United States Dollars (“US Dollars”) from Kazakhstani tenge (“tenge”). The Partnership maintains its accounting records in tenge. The majority of the Partnership’s capitalized costs, expenses, liabilities, loans and cash flows are denominated in US Dollars. Accordingly, management believes that the US Dollar is the functional currency of the Partnership.

Long-lived assets and equity are translated using historic exchange rates. Monetary assets and liabilities are translated using the exchange rate of 144.22 and 155.60 tenge/US Dollar, as at December 31, 2003 and 2002, respectively. Expenses are translated at a weighted-average rate of 149.50 and 154.36 tenge/US Dollar for the years ended December 31, 2003 and 2002, respectively. Gains and losses arising from these translations are included in the statements of loss.

The Kazakhstani tenge is not a fully convertible currency outside of the Republic of Kazakhstan. The translation of tenge denominated assets and liabilities into US Dollars for the purpose of these financial statements does not indicate that the Partnership could realize or settle the reported values of the assets and liabilities in US Dollars. Likewise, it does not indicate that the Partnership could return or distribute the reported US Dollars values of charter fund and retained earnings to the partners.

Income taxes – Income taxes are accounted for under the asset and liability method in accordance with the SFAS No. 109 “Accounting for Income Taxes”. Tax on the income or loss for the year comprises current tax and any change in deferred tax. Current tax comprises tax payable calculated on the basis of the expected taxable income for the year, and any adjustment of tax payable for previous years.

Deferred tax assets and liabilities are recognized as the future tax consequences attributable to temporary differences between the carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period when the change is realized.

The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income in the reporting periods in which the originating expenditure becomes deductible. In assessing the recoverability of deferred income tax assets, management considers whether it is more likely than not that the deferred income tax assets will be realized. In making this assessment, management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies.

The Partnership is a development stage company. Most of the expenditures made during the exploration and development stage are capitalized. In the current year, the Partnership does not have an income tax liability.

Employee Benefits

Pension payments

The Partnership contributes to an employee accumulated pension fund an amount equivalent to 10% of employees’ salaries but not more than 37,500 tenge per month in 2003. Pension fund payments are withheld from employees’ salaries and included with general and administrative expenses in the statement of loss. As at December 31, 2003, the Partnership was not liable for any supplementary pensions, post-retirement health care, insurance benefits or retirement indemnities to its current or former employees.

Social tax

The Partnership makes mandatory social tax payment in the amount of 21% of employee’s salaries. These costs are recorded in the period when they are incurred and capitalized as part of oil and gas properties.

Related parties – The following are considered to be related parties of the Partnership:

▪	Partnership’s partners, director and officer; and,
▪	Enterprises in which partners, officers or directors of the Partnership and their immediate families have control or significant influence.

Impact of Recent and Pending Accounting Pronouncements

In November 2002, the FASB issued Interpretation No. 45, “Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others” (“FIN No. 45”). FIN No. 45 elaborates on the disclosures the Partnership must make about its obligations under certain guarantees that the Partnership has issued. It also requires the Partnership to recognize, at the inception of a guarantee, a liability for the fair value of the obligations the Partnership has undertaken in issuing the guarantee. The initial recognition and initial measurement provisions are to be applied only to guarantees issued or modified after December 31, 2002. The Partnership adopted provisions of FASB Interpretation No. 45 in 2003. Adoption of these provisions does not have a material impact on the Partnership’s financial position or results of operations. The disclosure requirements are effective for annual or interim periods ending after December 15, 2002.

In January 2003, the FASB issued FASB Interpretation No. 46 “Consolidation of Variable Interest Entities” (“FIN No. 46”).  FIN No. 46 provides criteria for identifying variable interest entities (“VIEs”) and further criteria for determining what entity, if any, should consolidate them.  In general, VIEs are entities that either do not have equity investors with voting rights or have equity investors that do not provide sufficient financial resources for the entity to support its activities.  In December 2003, the FASB issued FIN No. 46(R) to clarify some of the provisions of FIN No. 46 and to exempt certain entities from its requirements.  The Partnership must adopt and apply FIN No. 46(R) for reporting periods ending after December 15, 2004.  FIN No. 46(R) is not expected to have a material impact on the Partnership’s results of operations or financial position.

The following standards issued by the FASB do not impact the Partnership at this time:

▪	SFAS No. 146 – “Accounting for Costs Associated with Exit or Disposal Activities”, effective for exit or disposal activities initiated after December 31, 2002;
▪	SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, effective for financial statements issued after June 15, 2003;
▪

SFAS No. 132 (revised 2003), “Employers’ Disclosures about Pensions and Other Post Retirements Benefits – an amendment of SFAS No. 87, 88 and 106”, effective for financial statements issued after December 15, 2003; and

▪	SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”, effective for contracts entered into or modified after June 30, 2003.

4.

GENERAL AND ADMINISTRATIVE EXPENSES

During the years ended December 31, 2003 and 2002, and the period from July 4, 2001 (inception date) to December 31, 2001, general and administrative expenses comprised the following:

	Year ended December 31, 2003	Year ended December 31, 2002	Cumulative period from July 4, 2001 (inception date) to December 31, 2003

Penalties accrued for delay of payment of the signature bonus and for the right on the geological information use (see Note 8)	$61,739	$-	61,739
Business trip expenses	689	5,206	5,895
Bank fees	87	-	87
Legal fees	-	4,123	4,123
Other expenses	2,997	1,383	4,380

Total	$65,512	$10,712	76,224

5.

OIL AND GAS PROPERTIES

As at December 31, 2003 and 2002, oil and gas properties comprised the following:

	2003	2002

Subsurface use rights	$1,284,325	$-
Obligations for social programs and programs for infrastructure development	1,263,480	-
Obligations on historical costs reimbursement	948,149	-
Obligations on professional training of personnel	427,322	-

Total	$3,923,276	$-

Interest capitalized in 2003 amounted to USD 24,813 (2002: NIL) (see Note 11).

6.

OBLIGATIONS FOR SOCIAL PROGRAMS AND PROGRAMS FOR INFRASTUCTURE DEVELOPMENT

	2003	2002

Within one year	$350,000	$-
In the second to the fifth inclusive	1,250,000	-
Total obligations	1,600,000	-

Less: discount on obligations for social programs and programs for infrastructure development	(336,520)	-

Present value of obligations for social programs and programs for infrastructure development	1,263,480	-

Amount due for settlement within one year	350,000	-
Amount due for settlement after one year	913,480	-

Total	$1, 263, 480	$-

In accordance with the Subsurface Use Contracts the Partnership is unavoidably obliged to contribute funds to the social programs and programs on infrastructure development in the Atyrau region, Republic of Kazakhstan, in total amount of USD 1,000,000 for the Atyrau oilfield during the exploration phase and USD 600,000 for the Liman-2 oilfield during the exploration phase of the Subsurface Use Contracts. As at December 31, 2003, the Partnership had not made any payments for the social programs and programs on infrastructure development. These payments are due from 2003 to 2008 for the Atyrau oilfield and from 2003 to 2007 for the Liman-2 oilfield.

Payment of these obligations should be made according to a payment schedule agreed between the Partnership and the Government.  These obligations are discounted at 15%, being the estimated credit-adjusted risk free discount rate.

7.

OBLIGATIONS ON PROFESSIONAL TRAINING OF PERSONNEL

	2003	2002

Within one year	$119,600	$-
In the second to the fifth inclusive	419,400	-
Total obligations	539,000	-

Less: discount on obligations on professional training of personnel	(111,678)	-

Present value of obligations on professional training of personnel	427,322	-

Amount due for settlement within one year	119,600	-
Amount due for settlement after one year	307,722	-

Total	$427,322	$-

Management believes that obligations on professional training of personnel should be recognized for future professional training costs as prescribed by the Subsurface Use Contracts. In accordance with the Subsurface Use Contracts the Partnership is obliged to finance professional training of Kazakhstani personnel recruited for the Subsurface Use Contracts’ operations at the rate of not less than 1% of the total amount of investments. Under the Subsurface Use Contracts the total amount of investments was established at USD 53,900,000 during their exploration phase.

These obligations are discounted at 15%, being the estimated credit-adjusted risk free discount rate.

8.

PENALTIES PAYABLE

In accordance with the Subsurface Use Contracts the Partnership was obliged to pay signature bonuses in total amount of USD 350,000 for acquiring the subsurface use rights for two oilfields. These bonuses were due for payment within 30 days after signing the Subsurface Use Contracts.

As at December 31, 2003, the Partnership paid USD 349,594 to the Government as signature bonuses for the Atyrau and Liman-2 oilfields with significant delay. Penalties accrued on delaying the payment of the signature bonuses for those oilfields as at December 31, 2003 amounted to USD 35,570 (2002: NIL).

In accordance with the Subsurface Use Contracts and the Agreements on acquisition of the right on the geological information use # 710 and # 711 dated January 21, 2002 the Partnership was obliged to pay an amount of USD 151,653 for the right on the geological information use within the established schedule. The Partnership delayed payment of this amount. Penalties accrued on delaying the payment for the right on the geological information use as at December 31, 2003 amounted to USD 26,169 (2002: NIL).

9.

OBLIGATIONS ON ACQUISITION OF THE RIGHT ON THE GEOLOGICAL INFORMATION USE

In accordance with the Agreements on acquisition of the right on the geological information use # 710 and # 711 dated January 21, 2002 the Partnership is obliged to pay an additional amount for the right on the geological information use in the case the Partnership attracts foreign investors.

As described in Note 17, on April 10, 2004 Big Sky Energy Atyrau Ltd. acquired 100% of the shares in the Partnership’s charter fund. Accordingly, the Partnership recognized additional obligations on acquisition of the right on the geological information use as at December 31, 2003 in the amount of USD 758,265 (2002: NIL).

10.

LOAN AND INTEREST PAYABLE

As at December 31, 2003 and 2002, loan and interest payable comprised the following:

Secured	2003	2002

Lorgate Management Inc.	$529,813	$-

	$529,813	$-

Loan	$505,000	$-
Interest	24,813	-

Total	$529,813	$-

On June 23, 2003 the Partnership obtained a loan from Lorgate Management Inc. (“Lorgate”) in the amount of USD 505,000 at 10% interest rate per annum. The maturity date of the loan is July 11, 2004. As per the terms of the Loan Agreement the total amount of the loan was used to make payment of signature bonuses and to pay for the right on the geological information use for both oilfields. In the case the loan and interest payment is delayed for more than 3 working days, the entire amount of both loan and interest shall attract a penalty at the rate of 2% per annum for each banking day after delay.

During the year ended December 31, 2003 interest accrued by the Partnership on the outstanding loan amounted to USD 24,813 (002: NIL).  Interest should be repaid together with principal on July 11, 2004.

11.

OBLIGATIONS ON HISTORICAL COSTS REIMBURSEMENT

The Partnership is unavoidably obliged to reimburse USD 7,784,034, which represent historical costs incurred by the Republic of Kazakhstan for the Liman-2 oilfield pursuant to the terms of the Subsurface Use Contract # 1076  dated December 28, 2002 and  the Agreement on acquisition of the right on the geological information use # 711 dated January 21, 2002. Payment of these obligations should be made according to a payment schedule agreed between the Partnership and the Government. These payments are due from 2012 to 2027 and should be paid quarterly in equal installments.

These obligations are discounted at 15%, being the estimated credit-adjusted risk free discount rate, giving a present value of obligation of USD 948,149 as at December 31, 2003 (2002: NIL).

12.

TAXATION

The Partnership provides for taxes based on its statutory financial statements that are maintained and prepared in tenge and in accordance with the statutory regulations of the Republic of Kazakhstan. The Partnership is subject to permanent tax differences due to the fact that certain expenses are not deductible for income tax purposes under Kazakhstan regulations.

The Partnership is in the exploration and development stage and so currently has no income from its operations. Unrealised foreign exchange losses do not attract tax relief and so are of the nature of permanent differences.  Any other tax loss for 2003 may be available for offset against taxable profits arising in the following three years.  However, the tax base of the Partnership’s assets, liabilities and allowable losses will be determined only once the Partnership submits tax returns claiming allowances against taxable income.

Accordingly, until this time, no deferred tax assets or liabilities have been established. Also, temporary differences arising cannot be determined with any accuracy until this time and so an analysis of temporary differences arising cannot be provided.

13.

CHARTER FUND

As at December 31, 2003 and 2002, charter fund comprised the following:

	Participation	2003	2002
	share %

Batys Petroleum LLP	98.0	$499	$499
Glushich V.P.	2.0	10	10

Total	100.0	$509	$509

As described in Note 17, on April 10, 2004, Big Sky Energy Atyrau Ltd. acquired 100% of the shares in the Partnership’s charter fund.

14.

RELATED PARTIES TRANSACTIONS

Accounts payable - As at December 31, 2003 and 2002, accounts payable for business trips and other expenses to the president amounted to USD 15,318 and USD 10,514, respectively.

Directors’ remuneration – Compensation paid to the president for his service in a full time executive management position is made up of a salary of 72,000 tenge annually.

15.

FAIR VALUE OF FINANCIAL INSTRUMENTS

As at December 31, 2003 and 2002, the fair value, the related method of determining fair value and the carrying value of the Partnership’s financial instruments were as follows: the fair value of current assets and current liabilities approximates their carrying amounts due to the short-term maturity of these instruments. The Partnership is exposed to market, credit and currency risks arises in the normal course of the Partnership’s business. Derivative financial instruments are not used to reduce exposure to the above risks.

Concentration of credit risk – Financial instruments that potentially expose the Partnership to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable.

The Management believes the likelihood of incurring material losses due to concentration of credit risk is remote.

Interest rate risk – The Partnership’s only potential interest rate risk relates to the loan from Lorgate, which is at a fixed interest rate.

Foreign currency risk – The Partnership undertakes transactions denominated in foreign currencies. Accordingly, these activities may result in foreign currency exposure. The Partnership does not hedge its foreign currency risk.

16.

COMMITMENTS AND CONTINGENCIES

Non-compliance with the Subsurface Use Contracts – The Government has the right to suspend or cancel these Subsurface Use Contracts if the Partnership is in material breach of the obligations and commitments under the Subsurface Use Contracts.

In accordance with the letter # 14-04-38 27 dated May 26, 2004 the Partnership has received notice from the Ministry of Energy and Mineral Resources of the Republic of Kazakhstan (the “Competent Body”) that the Partnership failed to comply with the terms of the Contract # 1076 dated December 28, 2002 on exploration of hydrocarbons in the Liman-2 oilfield, namely:

▪	To carry out the Minimal Work Program during the exploration phase;
▪	To submit the Annual Work Program to the Competent Body and report on the progress of the Minimal Work Program implementation;
▪	To provide professional training to the personnel employed for the Subsurface Use Contract’s operations;
▪	To contribute funds to Atyrau region for social programs and programs on infrastructure development;
▪	To submit quarterly reports on the Subsurface Use Contract’s activities to the Competent Body;
▪	To develop the Business, Property and Liability Risk Insurance Program and to submit it for approval to the Competent Body; and,
▪	To establish and make contributions to the Liquidation Fund.

In accordance with the letter # 14-04-38 28 dated May 26, 2004 the Partnership has received notice from the Competent Body that the Partnership failed to comply with the terms of the Contract # 1077 dated December 28, 2002 on exploration of hydrocarbons in the Atyrau oilfield, namely:

▪	To carry out the Minimal Work Program during the exploration phase;
▪	To submit the Annual Work Program to the Competent Body and report on the progress of the Minimal Work Program implementation;
▪	To provide professional training to the personnel employed for the Subsurface Use Contract’s operations;
▪	To contribute funds to Atyrau region for social programs and programs on infrastructure development;
▪	To submit quarterly reports on the Subsurface Use Contract’s activities to the Competent Body;
▪	To develop the Business, Property and Liability Risk Insurance Program and to submit it for approval to the Competent Body; and,
▪	To establish and make contributions to the Liquidation Fund.

Accordingly, under both Notices the Partnership is required by July 1, 2004 to remedy these violations and to submit all required documents as confirmation of fulfillment of its obligations and actions taken to remedy these violations and to report on corrective and preventive actions undertaken against any further breach of contractual obligations. In the case of failure to remedy indicated violations, the Contracts # 1076 and # 1077 dated December 28, 2002 shall be terminated.

Investment commitments – In accordance with the Subsurface Use Contracts, the Partnership is obliged to invest a minimum of USD 53,900,000 over the period covered by the Subsurface Use Contracts. The Subsurface Use Contract # 1076 dated December 28, 2002 establishes the exploration phase as 6 years from 2003 to 2008. The Subsurface Use Contract # 1077 dated December 28, 2002 establishes the exploration phase as 5 years from 2003 to 2007 and the production phase as 20 years from 2008 to 2028.

Commitment to reimburse historical costs of the Government – In accordance with the Subsurface Use Contract the Partnership is obliged to reimburse to the Government for historical costs incurred at the expense of the Government on the Atyrau oilfield. The total amount reimbursable is USD 22,507,380. From this amount, USD 112,537 was paid to the Government in 2003. The remaining amount of USD 22,394,843 is expected to be settled according to payment schedule to be agreed between the Partnership and the Government not later than 120 days after approval of the hydrocarbon reserves.

Commercial discovery bonus – In accordance with the Subsurface Use Contracts the Partnership is obliged to pay to the Government a commercial discovery bonus in the amount of 0.1% of the value of approved recoverable reserves using the market price of the hydrocarbons. This amount is due within 30 days after the hydrocarbon reserves are approved by the State Committee on Reserves of the Republic of Kazakhstan.

Commitment to sell produced oil in the Republic of Kazakhstan – In accordance with the Subsurface Use Contracts and Decree # 1172 of the Government of Republic of Kazakhstan dated August 2, 2000 the Partnership is obliged to sell 100% of oil produced during the exploration phase, and 20% of oil produced during the production phase to oil refineries located in the Republic of Kazakhstan.

Commitment to create deposit account for liquidation fund payments – In accordance with the Subsurface Use Contracts the Partnership is obliged to establish a liquidation fund to finance the liquidation of the consequences of its oil and gas operations in the amount of 1% of total amount of investments during the period covered by the Subsurface Use Contracts, which shall be made to the special deposit account in any bank in the Republic of Kazakhstan. The Partnership is also obliged to obtain the Government approval of the program on liquidation of consequences of its operations under the Subsurface Use Contracts, including a budget of liquidation costs, not later than 360 days before the expiration of the Subsurface Use Contracts.

The Partnership is currently not able to estimate with certainty the extent or cost of the asset retirement program it will be required to undertake and accordingly has made no provision in these financial statements in respect of future asset retirement costs.   Had the Partnership accrued the liquidation fund accordingly to the Subsurface Use Contracts, the undiscounted accrual at December 31, 2003 would have been approximately USD 539,000.

Insurance commitments – In accordance with the Subsurface Use Contracts the Partnership is obliged to develop the Business, Property and Liability Risk Insurance Program and submit it for approval to the Competent Body.

Operating environment – The Partnership’s principal business activities are within the Republic of Kazakhstan. Laws and regulations affecting businesses operating in the Republic of Kazakhstan are subject to rapid changes and the Partnership’s assets and operations could be at risk due to negative changes in the political and business environment.

Taxation – The taxation system in the Republic of Kazakhstan is constantly changing and subject to inconsistent application, interpretation and enforcement. There have been many new tax and foreign currency laws and related regulations introduced in recent years, which are not always clearly written and whose interpretation and application is subject to the opinions of the local tax authorities. Non-compliance with Kazakhstan laws and regulations can potentially lead to the imposition of penalties and fines, the amounts of which can be significant.

Environmental matters – The Partnership believes it is currently in compliance with all existing Kazakhstan environmental laws and regulations. However, Kazakhstan environmental laws and regulations may change in the future. The Partnership is unable to predict the timing or extent to which these environmental laws and regulations may change. Such change, if it occurs, may require the Partnership to modernize technology to meet more stringent standards.

17.

SUBSEQUENT EVENTS

Change in the Partnership’s ownership structure – On April 10, 2004 Big Sky Energy Atyrau Ltd., incorporated under the laws of province of Alberta, Canada acquired 100% of the shares in the Partnership’s charter fund.

Subsequent actions taken to remedy violations of the Subsurface Use Contracts (see Note 16) – The Partnership has held extended meeting with representatives of the Competent Body on July 2 to 5, 2004.  As a result it was agreed that before July 31, 2004 the Partnership will:

▪

Submit the Annual Work Program to the Competent Body and report on the progress of the Minimal Work Program implementation - on June 9, 2004 the Partnership’s Annual Work Program for 2004 has been  approved by the Competent Body for both oilfields. The Annual Work Program for 2005 will be determined in October 2004 and finalised with the Competent Body in November 2004;

▪	Provide professional training to the personnel employed for the Subsurface Use Contract’s operations - a budget of USD 10,000 has been allocated for this purpose;
▪	Contribute funds to Atyrau region for social programs and programs for infrastructure development - it was agreed to defer this to the end of 2004;
▪

Develop the Business, Property and Liability Risk Insurance Program and to submit it for approval to the Competent Body - the Partnership has appointed AIG as its Insurance Underwriter.  The Partnership has made the Insurance Broker aware of the deadline;

▪

Submit quarterly reports on the Subsurface Use Contract’s activities to the Competent Body - as no activities had been carried out prior to the transaction date, none were filed.  Subsequently, the Competent Body has been informed of Partnership’s activities and provided with a list of personnel assigned to the project and proof that an office has been set up; and

▪	Establish and make contributions to the Liquidation Fund - this is expected to be completed on July 26, 2004.

17 to 18

VECTOR ENERGY WEST LLP (A DEVELOPMENT STAGE COMPANY)

INTERIM STATEMENTS OF LOSS (UNAUDITED)

FOR THE THREE MONTHS  ENDED MARCH 31, 2004 AND 2003 AND FOR THE CUMULATIVE PERIOD FROM JULY 4, 2001 (INCEPTION DATE) TO MARCH 31, 2004

(in US Dollars)

	Notes	Three months ended March 31, 2004	Three months ended March 31, 2003	Cumulative period from July 4, 2001 (inception date) to March 31, 2004

EXPENSES:
General and administrative expenses	4	$765	$1,257	$76,989

OPERATING LOSS		765	1,257	76,989

OTHER EXPENSES:
Foreign exchange loss, net		435	1,033	1,541
Accretion expenses		52,190	-	52,190

LOSS BEFORE TAXATION		53,390	2,290	130,720

INCOME TAX EXPENSE	3, 12	-	-

NET LOSS		$53,390	$2,290	$130,720

The notes form an integral part of these interim financial statements.

VECTOR ENERGY WEST LLP (A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS (UNAUDITED)

AS AT MARCH 31, 2004 AND DECEMBER 31, 2003

(in US Dollars)

	Notes	March 31, 2004	December 31, 2003
ASSETS
CURRENT ASSETS:
Cash and cash equivalents		$ 108	$ 118
Accounts receivable		144	125
Advances paid		4,817	4,639
Total current assets		5,069	4,882

NON-CURRENT ASSETS:
Oil and gas properties	5	3,936,041	3,923,276
Total non-current assets		3,936,041	3,923,276

TOTAL ASSETS		3,941,110	3,928,158

LIABILITIES AND PARTNERS’ DEFICIT
CURRENT LIABILITIES:
Obligations for social programs and programs for infrastructure development – current portion	6	350,000	350,000
Obligations on professional training of personnel – current portion	7	119,600	119,600
Penalties payable	8	61,739	61,739
Obligations on acquisition of the right of the geological information use	9	758,265	758,265
Loan and interest payable	10	542,578	529,813
Accounts payable to related party	14	15,318	15,318
Other payables and accruals		2,280	893
Total current liabilities		1,849,780	1,835,628

NON-CURRENT LIABILITIES:
Obligations for social programs and programs for infrastructure development – non-current portion	6	945,961	913,480
Obligations on professional training of personnel – non-current portion	7	318,664	307,722
Obligations on historical costs reimbursement	11	956,916	948,149
Total non-current liabilities		2,221,541	2,169,351

COMMITMENTS AND CONTINGENCIES	16

PARTNERS’ DEFICIT:
Charter fund	13	509	509
Deficit accumulated during the development stage		(130,720)	(77,330)
Total partners’ deficit		(130,211)	(76,821)

TOTAL LIABILITIES AND PARTNERS’ DEFICIT		$3,941,110	$3,928,158

The notes form an integral part of these interim financial statements.

VECTOR ENERGY WEST LLP (A DEVELOPMENT STAGE COMPANY)

INTERIM STATEMENTS OF CHANGES IN PARTNERS’ DEFICIT (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND FOR THE CUMULATIVE PERIOD FROM JULY 4, 2001 (INCEPTION DATE) TO MARCH 31, 2004

(in US Dollars)

	Charter fund	Deficit accumulated during the development stage	Total

Balance at July 4, 2001 (inception date)	$-	$-	$-

Balance at December 31, 2001	$-	$-	$-

Contributions to the charter fund	509	-	509
Net loss	-	(10,560)	(10,560)

Balance at December 31, 2002	$509	$(10,560)	$(10,051)

Net loss	-	(66,770)	(66,770)

Balance at December 31, 2003	$509	$(77,330)	$(76,821)

Net loss	-	(53,390)	(53,390)

Balance at March 31, 2004	$509	$(130,720)	$(130,211)

The notes form an integral part of these interim financial statements.

VECTOR ENERGY WEST LLP (A DEVELOPMENT STAGE COMPANY)

INTERIM STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003 AND FOR THE CUMULATIVE PERIOD FROM JULY 4, 2001 (INCEPTION DATE) TO MARCH 31, 2004

(in US Dollars)

	Three months ended March 31, 2004	Three months ended March 31, 2003	Cumulative period from July 4, 2001 (inception date) to March 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(53,390)	$(2,290)	$(130,720)

Adjustments for:
Penalties accrued	-	-	61,739
Accretion expenses	52,190	-	52,190

Changes in operating assets and liabilities:
Increase in receivables	(19)	(33)	(144)
Increase in advances paid	(178)	-	(4,817)
Increase in accounts payable to related party	-	2,348	15,318
Increase in other payables and accruals	1,387	-	2,280

Net cash (used in)/from operating activities	(10)	25	(4,154)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of oil and gas properties	-	-	(501,247)

Net cash used in investing activities	-	-	(501,247)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan	-	-	505,000
Contributions to the charter fund	-	-	509

Net cash received from financing activities	-	-	505,509

(DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS	(10)	25	108

CASH AND CASH EQUIVALENTS, beginning of the period	118	463	-
CASH AND CASH EQUIVALENTS, end of the period	$108	$488	$108

Non-cash transactions. During the three months ended March 31, 2004, the Partnership had certain non-cash transactions, such as capitalization of interest on loans obtained on total amount of USD 12,765 (three months ended March 31, 2003: NIL). During the period from July 4, 2001 (inception date) to March 31, 2004 the Partnership had certain non-cash transactions, such as capitalization of obligations for social programs and programs for infrastructure development, obligations on professional training of personnel, interest on loans obtained and obligations on historical costs reimbursement in total amount of USD 3,434,794.

The notes form an integral part of these interim financial statements.

VECTOR ENERGY WEST LLP (A DEVELOPMENT STAGE COMPANY)

NOTES TO THE INTERIM FINANCIAL STATEMENTS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003 AND FOR THE CUMULATIVE PERIOD FROM JULY 4, 2001 (INCEPTION DATE) TO MARCH 31, 2004

(in US Dollars unless noted otherwise)

1.

DESCRIPTION OF BUSINESS

Vector Energy West LLP, a development stage company, (hereinafter referred to as the “Partnership”) was registered as a limited liability partnership under the laws of the Republic of Kazakhstan on July 4, 2001. The main activities of the Partnership are the acquisition, exploration and development of oil and gas properties in the Atyrau region, Republic of Kazakhstan.

On December 28, 2002, the Partnership entered into Subsurface Use Contracts with the Government of the Republic of Kazakhstan (the “Government”) to explore for and produce hydrocarbons in the Atyrau and Liman-2 oilfields in the Atyrau region (the “Subsurface Use Contracts”). From that date to  December 31, 2003, no major exploration activities have been carried out. In accordance with the Subsurface Use Contract # 1077 dated December 28, 2002 the Partnership received the right to perform exploration activities on the Atyrau oilfield during 6 years from 2003 to 2008. In accordance with the Subsurface Use Contract # 1076 dated December 28, 2002 the Partnership received the right to perform exploration activities on the Liman-2 oilfield during 5 years from 2003 to 2007 and to perform production activities during the subsequent 20 years.

As at March 31, 2004 and December 31, 2003 the Partnership employed 1 staff.

Legal Name	Vector Energy West LLP
Legal Address	11/13 Baiseitov Str., office 1, Almaty, Republic of Kazakhstan
Legal Registration Number	40988-1910-TOO (ИУ)
Ownership status	Private

2.

BASIS OF PRESENTATION

The accompanying interim financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The Partnership maintains accounting records and prepares its financial statements in Kazakhstani tenge in accordance with the requirements of Kazakhstani accounting and tax legislation. The accompanying financial statements differ from the financial statements prepared for statutory purposes in the Republic of Kazakhstan in that they reflect certain adjustments, not recorded in the statutory books of the Partnership, which are appropriate to present the financial position, results of operations and cash flows in accordance with US GAAP.

In the opinion of management, these interim financial statements reflect all adjustments, including normal recurring adjustments, considered necessary to present fairly the Partnership’s financial position at March 31, 2004 and the results of operations and cash flows for the three-month periods ended March 31, 2004 and 2003.

Use of estimates – The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as at the date of the financial statements and the reported amounts of revenues and expenses of the reporting period then ended. Actual results could differ from those estimates

Development stage company – The accompanying interim financial statements have been prepared based on the assumption that the Partnership will continue as a going concern and there is no indication that the Partnership intends to or has to be liquidated, or significantly decrease its activity in the near future. The ability of the Partnership to pay its debts when they are due depends on continued financial support from its partners.

At present, the Partnership’s oil and gas operations are in the acquisition and exploration phase, and therefore, the Partnership is in the development stage. This phase is expected to last until the Partnership finds economically profitable oil reserves. Until such reserves are found and proven and necessary regulatory approvals are obtained, uncertainty exists as to whether the long-lived assets of the Partnership are recoverable.

As discussed in Note 16 to these interim financial statements, the Partnership is required by July 1, 2004 to remedy certain violations of major requirements of the Subsurface Use Contracts with the Government of the Republic of Kazakhstan.  In the case of failure to remedy such violations, the Subsurface Use Contracts can be terminated by the Government, which raises doubt about the Partnership’s ability to continue as a going concern.  As further discussed in Note 17 to these interim financial statements, subsequent to December 31, 2003 the Partnership made some actions to remedy these violations. These interim financial statements do not include any adjustments that might result from the outcome of these uncertainties.

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents – Cash and cash equivalents include cash on hand and in banks.

Accounts receivable – Accounts receivable are stated at their net realizable values after deducting provisions for uncollectible amounts, if any. Such provisions reflect estimates based on evidence of collectibility.

Oil and gas properties – The Partnership follows the successful efforts method of accounting for its oil and gas operations, whereby expenditures for property acquisitions and all development costs (including development dry holes) and support equipment and facilities are capitalized. The costs of unsuccessful exploratory wells are charged to expense at the time the wells or other exploration activities are determined to be non-productive. Production costs, overheads and all exploration costs other than exploratory drilling are charged to expense as incurred.

Costs incurred for the acquisition of rights to explore and develop the Atyrau and Liman-2 oilfields, including but not limited to payment for the right on the geological information use, signature bonuses, obligations on professional training of personnel, obligations for social programs and programs for infrastructure development are capitalized and classified as a right on subsurface use.

Impairment of long-lived assets – The Partnership reviews its long-lived assets, including oil and gas properties, after the discovery of proved reserves and the start of the development phase for possible impairment by comparing their carrying values to the undiscounted future net before-tax cash flows. Asset impairment may occur if these undiscounted future net before-tax cash flows are lower than anticipated reserves, there are write downs of proved reserves based on field performance, significant changes in commodity prices, significant decreases in the market value of an asset, and/or significant change in the extent or manner of use or physical change in an asset. Impaired assets are written down to their estimated fair values, generally their discounted future net before-tax cash flows. For proved oil and gas properties, the Partnership performs the impairment test on an individual field basis. Unproved properties are reviewed periodically to determine if there has been impairment of the carrying value, with any such impairment charged to expense in the current period.

Obligations for social programs and programs for infrastructure development – The Partnership has recognized obligations to contribute funds to social programs and programs on infrastructure development in the Atyrau region, Republic of Kazakhstan pursuant to the terms of the Subsurface Use Contracts. These obligations are recorded at their present value, using a 15% per annum discount rate. The obligations are capitalized as part of the oil and gas properties (see Notes 5 and 6).

Asset retirement obligations – In accordance with the SFAS No. 143 “Accounting for Asset Retirement Obligations”, the Partnership is required to record the present value of obligations associated with the retirement of oil and gas properties in the period in which they are incurred. The liability should be capitalized as part of the oil and gas properties. Subsequently, asset retirement cost should be allocated to expense using a systematic and rational method over its useful life.

The Partnership adopted the provisions of the SFAS No. 143 in 2002. However, as described in Note 16, it has not recorded asset retirement obligations in these interim financial statements.

Obligations on professional training of personnel – The Partnership has recognized obligations on professional training of its personnel pursuant to the terms of the Subsurface Use Contracts. These obligations are recorded at their present value, using a 15% per annum discount rate. The obligations are capitalized as part of the oil and gas properties (see Notes 5 and 7).

Obligations on historical costs reimbursement – The Partnership is unavoidably obliged to reimburse USD 7,784,034, which represent historical costs incurred by the Republic of Kazakhstan for the Liman-2 oilfield pursuant to the terms of the Subsurface Use Contract # 1076 dated December 28, 2002 and the Agreement on acquisition of the right on the geological information use # 711 dated January 21, 2002. These obligations are recorded at their present value, using a 15% per annum discount rate. The obligations are capitalized as part of the oil and gas properties (see Notes 5 and 11).

Borrowing costs – Interest costs related to financing the acquisition of the subsurface use rights, conducting exploration activities and financing major oil and gas development projects are capitalized as part of the related assets until the projects are evaluated, or until the projects are substantially complete and ready for their intended use if the projects are evaluated as successful. Capitalized interest cannot exceed gross interest expense.

Provisions – Provisions are recognized when the Partnership has a present obligation as a result of a past event to incur such costs and when a reliable estimate can be made for the amount of these costs.

Borrowings – Interest bearing loans are recorded at the amounts of the proceeds received, net of the direct issue costs. Interest costs are accounted for on an accrual basis and included in accrued expenses to the extent that they are not settled in the period in which they arise.

Foreign currency translation – In accordance with the SFAS No. 52 “Foreign Currency Translation”, these financial statements have been translated into United States Dollars (“US Dollars”) from Kazakhstani tenge (“tenge”). The Partnership maintains its accounting records in tenge. The majority of the Partnership’s capitalized costs, expenses, liabilities, loans and cash flows are denominated in US Dollars. Accordingly, management believes that the US Dollar is the functional currency of the Partnership.

Long-lived assets and equity are translated using historic exchange rates. Monetary assets and liabilities are translated using the exchange rate of 138.88 and 144.22 tenge/US Dollar, as at March 31, 2004 and December 31, 2003, respectively. Expenses are translated at a weighted-average rate of 139.86 and 153.54 tenge/US Dollar for the periods ended March 31, 2004 and 2003, respectively. Gains and losses arising from these translations are included in the interim statements of loss.

The Kazakhstani tenge is not a fully convertible currency outside of the Republic of Kazakhstan. The translation of tenge denominated assets and liabilities into US Dollars for the purpose of these interim financial statements does not indicate that the Partnership could realize or settle the reported values of the assets and liabilities in US Dollars. Likewise, it does not indicate that the Partnership could return or distribute the reported US Dollars values of charter fund and retained earnings to the partners.

Income taxes – Income taxes are accounted for under the asset and liability method in accordance with the SFAS No. 109 “Accounting for Income Taxes”. Tax on the income or loss for the year comprises current tax and any change in deferred tax. Current tax comprises tax payable calculated on the basis of the expected taxable income for the year, and any adjustment of tax payable for previous years.

Deferred tax assets and liabilities are recognized as the future tax consequences attributable to temporary differences between the carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period when the change is realized.

The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income in the reporting periods in which the originating expenditure becomes deductible. In assessing the recoverability of deferred income tax assets, management considers whether it is more likely than not that the deferred income tax assets will be realized. In making this assessment, management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies.

The Partnership is a development stage company. Most of the expenditures made during the exploration and development stage are capitalized. In the current year, the Partnership does not have an income tax liability.

Employee benefits

Pension payments

The Partnership contributes to an employee accumulated pension fund an amount less from 10% of employees’ salaries or 37,500 tenge (USD 270). Pension fund payments are withheld from employees’ salaries and included with general and administrative expenses in the statement of loss. As at March 31, 2004, the Partnership was not liable for any supplementary pensions, post-retirement health care, insurance benefits or retirement indemnities to its current or former employees.

Related parties – The following are considered to be related parties of the Partnership:

▪	Partnership’s partners, director and officer; and,
▪	Enterprises in which partners, officers or directors of the Partnership and their immediate families have control or significant influence.

Impact of recent and pending accounting pronouncements

In November 2002, the FASB issued Interpretation No. 45, “Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others” (“FIN No. 45”). FIN No. 45 elaborates on the disclosures the Partnership must make about its obligations under certain guarantees that the Partnership has issued. It also requires the Partnership to recognize, at the inception of a guarantee, a liability for the fair value of the obligations the Partnership has undertaken in issuing the guarantee. The initial recognition and initial measurement provisions are to be applied only to guarantees issued or modified after December 31, 2002. The Partnership adopted provisions of FASB Interpretation No. 45 in 2003. Adoption of FIN No.45 does not have a material impact on the Partnership’s financial position or results of operations. The disclosure requirements are effective for annual or interim periods ending after December 15, 2002.

In January 2003, the FASB issued FASB Interpretation No. 46 “Consolidation of Variable Interest Entities” (“FIN No. 46”).  FIN No. 46 provides criteria for identifying variable interest entities (“VIEs”) and further criteria for determining what entity, if any, should consolidate them.  In general, VIEs are entities that either do not have equity investors with voting rights or have equity investors that do not provide sufficient financial resources for the entity to support its activities.  In December 2003, the FASB issued FIN No. 46(R) to clarify some of the provisions of FIN No. 46 and to exempt certain entities from its requirements.  The Partnership must adopt and apply FIN No. 46(R) for reporting periods ending after December 15, 2004.  FIN No. 46(R) is not expected to have a material impact on the Partnership’s results of operations or financial position.

The following standards issued by the FASB do not impact the Partnership at this time:

▪	SFAS No. 146 – “Accounting for Costs Associated with Exit or Disposal Activities”, effective for exit or disposal activities initiated after December 31, 2002;
▪	SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, effective for financial statements issued after June 15, 2003;
▪

SFAS No. 132 (revised 2003), “Employers’ Disclosures about Pensions and Other Post Retirements Benefits – an amendment of SFAS No. 87, 88 and 106”, effective for financial statements issued after December 15, 2003; and

▪	SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”, effective for contracts entered into or modified after June 30, 2003.

4.

GENERAL AND ADMINISTRATIVE EXPENSES

During the three months ended March 31, 2004 and 2003, general and administrative expenses comprised the following:

	3 months ended March 31, 2004	3 months ended March 31, 2003

Business trip expenses	$452	$546
Bank fees	1	16
Other expenses	312	695

Total	$765	$1,257

5.

OIL AND GAS PROPERTIES

As at March 31, 2004 and December 31, 2003, oil and gas properties comprised the following:

	As at March 31, 2004	December 31, 2003

Subsurface use rights	$1,297,090	$1,284,325
Obligations for social programs and programs for infrastructure development	1,263,480	1,263,480
Obligations on historical costs reimbursement	948,149	948,149
Obligations on professional training of personnel	427,322	427,322

Total	$3,936,041	$3,923,276

Interest capitalized during the three months ended March 31, 2004 amounted to USD 12,765 (three months ended March 31, 2003: nil) (see Note 10).

6.

OBLIGATIONS FOR SOCIAL PROGRAMS AND PROGRAMS FOR INFRASTRUCTURE

DEVELOPMENT

	March 31, 2004	December 31, 2003

Within one year	$350,000	350,000
In the second to the fifth inclusive	1,250,000	1,250,000
Total obligations	1,600,000	1,600,000

Less: discount on obligations for social programs and programs for infrastructure development	(304,039)	(336,520)

Present value of obligations for social programs and programs for infrastructure development	1,295,961	1,263,480

Amount due for settlement within one year	350,000	350,000
Amount due for settlement after one year	945,961	913,480

Total	$1,295,961	$1,263,480

In accordance with the Subsurface Use Contracts the Partnership is unavoidably obliged to contribute funds to the social programs and programs on infrastructure development in the Atyrau region, Republic of Kazakhstan, in total amount of USD 1,000,000 for the Atyrau oilfield during the exploration phase and USD 600,000 for the Liman-2 oilfield during the exploration phase of the Subsurface Use Contracts. As at March 31, 2004, the Partnership had not made any payments for the social programs and programs on infrastructure development. These payments are due from 2003 to 2008 for the Atyrau oilfield and from 2003 to 2007 for the Liman-2 oilfield.

Payment of these obligations should be made according to a payment schedule agreed between the Partnership and the Government.  These obligations are discounted at 15%, being the estimated credit-adjusted risk free discount rate.

7.

OBLIGATIONS ON PROFESSIONAL TRAINING OF PERSONNEL

	March 31, 2004	December 31, 2003

Within one year	$119,600	119,600
In the second to the fifth inclusive	419,400	419,400
Total obligations	539,000	539,000

Less: discount on obligations on professional training of personnel	(100,736)	(111,678)

Present value of obligations on professional training of personnel	438,264	427,322

Amount due for settlement within one year	119,600	119,600
Amount due for settlement after one year	318,664	307,722

Total	$438,264	$427,322

Management believes that obligations on professional training of personnel should be recognized for future professional training costs as prescribed by the Subsurface Use Contracts. In accordance with the Subsurface Use Contracts the Partnership is obliged to finance professional training of Kazakhstani personnel recruited for the Subsurface Use Contract’s operations at the rate of not less than 1% of the total amount of investments. Under the Subsurface Use Contracts the total amount of investments was established at USD 53,900,000 during their exploration phase.

These obligations are discounted at 15%, being the estimated credit-adjusted risk free discount rate.

8.

PENALTIES PAYABLE

In accordance with the Subsurface Use Contracts the Partnership was obliged to pay signature bonuses in total amount of USD 350,000 for acquiring the subsurface use rights for two oilfields. These bonuses were due for payment within 30 days after signing the Subsurface Use Contracts.

As at March 31, 2004, the Partnership paid USD 349,594 to the Government as signature bonuses for the Atyrau and Liman-2 oilfields with significant delay. Penalties accrued on delaying the payment of the signature bonuses for those oilfields as at March 31, 2004 amounted to USD 35,570 (December 31, 2003: USD 35,570).

In accordance with the Subsurface Use Contracts and the Agreements on acquisition of the right on the geological information use # 710 and # 711 dated January 21, 2002 the Partnership was obliged to pay an amount of USD 151,653 for the right on the geological information use within the established schedule. The Partnership delayed payment of this amount.  Penalties accrued on delaying the payment for the right on the geological information use as at March 31, 2004 amounted to USD 26,169 (December 31, 2003: USD 26,169).

9.

OBLIGATIONS ON ACQUISITION OF THE RIGHT ON THE GEOLOGICAL INFORMATION USE

In accordance with the Agreements on acquisition of the right on the geological information use # 710 and # 711 dated January 21, 2002 the Partnership is obliged to pay an additional amount for the right on the geological information use in the case the Partnership attracts foreign investors.

As described in Note 17, on April 10, 2004 Big Sky Energy Atyrau Ltd. acquired 100% of the shares in the Partnership’s charter fund. Accordingly, the Partnership recognized additional obligations on acquisition of the right on the geological information use as at March 31, 2004 in the amount of USD 758,265 (December 31, 2003: USD 758,265).

10.

LOAN AND INTEREST PAYABLE

Loan and interest payable comprised the following:

Secured	March 31, 2004	December 31, 2003

Lorgate Management Inc.	$542,578	$529,813

	$542,578	$529,813

Loan	$505,000	$505,000
Interest	37,578	24,813

Total	$542,578	$529,813

On June 23, 2003 the Partnership obtained a loan from Lorgate Management Inc. (“Lorgate”) in the amount of USD 505,000 at 10% interest rate per annum. The maturity date of the loan is July 11, 2004. As per the terms of the Loan Agreement the total amount of the loan was used to make payment of signature bonuses and to pay for the right on the geological information use for both oilfields. In the case the loan and interest payment is delayed for more than 3 working days, the entire amount of both loan and interest shall attract a penalty at the rate of 2% per annum for each banking day after delay.

During the three months ended March 31, 2004 interest accrued by the Partnership on the outstanding loan amounted to USD 12,765 (3 months ended March 31, 2003: NIL). Interest should be repaid together with principal on July 11, 2004.

11.

OBLIGATIONS ON HISTORICAL COSTS REIMBURSEMENT

The Partnership is unavoidably obliged to reimburse USD 7,784,034, which represent historical costs incurred by the Republic of Kazakhstan for the Liman-2 oilfield pursuant to the terms of the Subsurface Use Contract # 1076 dated December 28, 2002 and the Agreement on acquisition of the right on the geological information use # 711 dated January 21, 2002. Payment of these obligations should be made according to a payment schedule agreed between the Partnership and the Government. These payments are due from 2012 to 2027 and should be paid quarterly in equal installments.

These obligations are discounted at 15%, being the estimated credit-adjusted risk free discount rate, giving a present value of obligation of USD 956,916 as at March 31, 2004 (December 31, 2003: USD 948,149).

12.

TAXATION

The Partnership provides for taxes based on its statutory financial statements that are maintained and prepared in Kazakhstani tenge and in accordance with the statutory regulations of the Republic of Kazakhstan. The Partnership is subject to permanent tax differences due to the fact that certain expenses are not deductible for income tax purposes under Kazakhstan regulations.

The Partnership is in the exploration and development stage and so has no income from its operations. Unrealised foreign exchange losses do not attract tax relief and so are of the nature of permanent differences.  Any other tax loss for the three months period ended March 31, 2004 may be available for offset against taxable profits arising in the following three years.  However, the tax base of the Partnership’s assets, liabilities and allowable losses will be determined only once the Partnership submits tax returns claiming allowances against taxable income.

Accordingly, at this time, no deferred tax assets or liabilities have been established. Also, temporary differences arising cannot be determined with any accuracy at this time and so an analysis of temporary differences arising cannot be provided.

13.

CHARTER FUND

As at March 31, 2004 and December 31, 2003, charter fund comprised the following:

	Participation share %	March 31, 2004	December 31, 2003

Batys Petroleum LLP	98.0	$499	$499
Glushich V.P.	2.0	10	10

Charter fund	100.0	$509	$509

As described in Note 17, on April 10, 2004 Big Sky Energy Atyrau Ltd. acquired 100% of the shares in the Partnership’s charter fund.

14.

RELATED PARTIES TRANSACTIONS

Accounts payable – As at March 31, 2004 and December 31, 2003, accounts payable for business trips and other expenses to the president amounted to USD 15,318.

Directors’ remuneration – Compensation paid to the president for his service in a full time executive management position is made up of a salary of 72,000 tenge annually.

15.

FAIR VALUE OF FINANCIAL INSTRUMENTS

As at March 31, 2004 and December 31, 2003, the fair value, the related method of determining fair value and the carrying value of the Partnership’s financial instruments were as follows: the fair value of current assets and current liabilities approximates their carrying amounts due to the short-term maturity of these instruments. The Partnership is exposed to market, credit and currency risks arises in the normal course of the Partnership’s business. Derivative financial instruments are not used to reduce exposure to the above risks.

Concentration of credit risk – Financial instruments that potentially expose the Partnership to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable.

The Management believes the likelihood of incurring material losses due to concentration of credit risk is remote.

Interest rate risk – The Partnership’s only potential interest rate risk relates to the loan from Lorgate, which is at a fixed interest rate.

Foreign currency risk – The Partnership undertakes transactions denominated in foreign currencies. Accordingly, these activities may result in foreign currency exposure. The Partnership does not hedge its foreign currency risk.

16.

COMMITMENTS AND CONTINGENCIES

Non-compliance with the Subsurface Use Contracts – The Government has the right to suspend or cancel these Subsurface Use Contracts if the Partnership is in material breach of the obligations and commitments under the Subsurface Use Contracts.

In accordance with the letter # 14-04-38 27 dated May 26, 2004 the Partnership has received notice from the Ministry of Energy and Mineral Resources of the Republic of Kazakhstan (the “Competent Body”) that the Partnership failed to comply with the terms of the Contract # 1076 dated December 28, 2002 on exploration of hydrocarbons in the Liman-2 oilfield, namely:

▪	To carry out the Minimal Work Program during the exploration phase;
▪	To submit the Annual Work Program to the Competent Body and report on the progress of the Minimal Work Program implementation;
▪	To provide professional training to the personnel employed for the Subsurface Use Contract’s operations;
▪	To contribute funds to the Atyrau region for social programs and programs on infrastructure development;
▪	To submit quarterly reports on the Subsurface Use Contract’s activities to the Competent Body;
▪	To develop the Business, Property and Liability Risk Insurance Program and to submit it for approval to the Competent Body; and,
▪	To establish and make contributions to the Liquidation Fund.

In accordance with the letter # 14-04-38 28 dated May 26, 2004 the Partnership has received notice from the Competent Body that the Partnership failed to comply with the terms of the Contract # 1077 dated December 28, 2002 on exploration of hydrocarbons in the Atyrau oilfield, namely:

▪	To carry out the Minimal Work Program during the exploration phase;
▪	To submit the Annual Work Program to the Competent Body and report on the progress of the Minimal Work Program implementation;
▪	To provide professional training to the personnel employed for the Subsurface Use Contract’s operations;
▪	To contribute funds to the Atyrau region for social programs and programs on infrastructure development;
▪	To submit quarterly reports on the Subsurface Use Contract’s activities to the Competent Body;
▪	To develop the Business, Property and Liability Risk Insurance Program and to submit it for approval to the Competent Body; and,
▪	To establish and make contributions to the Liquidation Fund.

Accordingly, under both Notices the Partnership is required by July 1, 2004 to remedy these violations and to submit all required documents as confirmation of fulfillment of its obligations and actions taken to remedy these violations and to report on corrective and preventive actions undertaken against any further breach of contractual obligations. In the case of failure to remedy indicated violations, the Contracts # 1076 and # 1077 dated December 28, 2002 shall be terminated.

Investment commitments – In accordance with the Subsurface Use Contracts, the Partnership is obliged to invest a minimum of USD 53,900,000 over the period covered by the Subsurface Use Contracts. The Subsurface Use Contract # 1076 dated December 28, 2002 establishes the exploration phase as 6 years from 2003 to 2008. The Subsurface Use Contract # 1077 dated December 28, 2002 establishes the exploration phase as 5 years from 2003 to 2007 and the production phase as 20 years from 2008 to 2028.

Commitment to reimburse historical costs of the Government – In accordance with the Subsurface Use Contract the Partnership is obliged to reimburse to the Government for historical costs incurred at the expense of the Government on the Atyrau oilfield. The total amount reimbursable is USD 22,507,380. From this amount, USD 112,537 was paid to the Government in 2003. The remaining amount of USD 22,394,843 is expected to be settled according to a payment schedule to be agreed between the Partnership and the Government not later than 120 days after approval of the hydrocarbon reserves.

Commercial discovery bonus – In accordance with the Subsurface Use Contracts the Partnership is obliged to pay to the Government a commercial discovery bonus in the amount of 0.1% of the value of approved recoverable reserves using the market price of the hydrocarbons. This amount is due within 30 days after the hydrocarbon reserves are approved by the State Committee on Reserves of the Republic of Kazakhstan.

Commitment to sell produced oil in the Republic of Kazakhstan – In accordance with the Subsurface Use Contracts and Decree # 1172 of the Government of Republic of Kazakhstan dated August 2, 2000 the Partnership is obliged to sell 100% of oil produced during the exploration phase, and 20% of oil produced during the production phase to oil refineries located in the Republic of Kazakhstan.

Commitment to create deposit account for liquidation fund payments – In accordance with the Subsurface Use Contracts the Partnership is obliged to establish a liquidation fund to finance the liquidation of the consequences of its oil and gas operations in the amount of 1% of total amount of investments during the period covered by the Subsurface Use Contracts, which shall be made to the special deposit account in any bank in the Republic of Kazakhstan. The Partnership is also obliged to obtain the Government approval of the program on liquidation of consequences of its operations under the Subsurface Use Contracts, including a budget of liquidation costs, not later than 360 days before the expiration of the Subsurface Use Contracts.

The Partnership has an option to rights on certain existing well bores on the properties. The Partnership is currently in the process of deciding which, if any, of the existing well bores it will accept and consequently the Partnership does not have an asset retirement obligation at this time and accordingly has made no provision in these interim financial statements in respect of future asset retirement obligations. Had the Partnership accrued a liquidation fund according to the Subsurface Use Contracts, the undiscounted accrual at March 31, 2004 would have been approximately USD 539,000 (December 31, 2003 USD 539,000).

Insurance commitments – In accordance with the Subsurface Use Contracts, the Partnership is obliged to develop the Business, Property and Liability Risk Insurance Program and submit it for approval to the Competent Body.

Operating environment – The Partnership’s principal business activities are within the Republic of Kazakhstan. Laws and regulations affecting businesses operating in the Republic of Kazakhstan are subject to rapid changes and the Partnership’s assets and operations could be at risk due to negative changes in the political and business environment.

Taxation – The taxation system in the Republic of Kazakhstan is constantly changing and subject to inconsistent application, interpretation and enforcement. There have been many new tax and foreign currency laws and related regulations introduced in recent years, which are not always clearly written and whose interpretation and application is subject to the opinions of the local tax authorities. Non-compliance with Kazakhstan laws and regulations can potentially lead to the imposition of penalties and fines, the amounts of which can be significant.

Environmental matters – The Partnership believes it is currently in compliance with all existing Kazakhstan environmental laws and regulations. However, Kazakhstan environmental laws and regulations may change in the future. The Partnership is unable to predict the timing or extent to which these environmental laws and regulations may change. Such change, if it occurs, may require the Partnership to modernize technology to meet more stringent standards.

17.

SUBSEQUENT EVENTS

Change in the Partnership’s ownership structure – On April 10, 2004 Big Sky Energy Atyrau Ltd., incorporated under the laws of province of Alberta, Canada acquired 100% of the shares in the Partnership’s charter fund.

Subsequent actions taken to remedy violations of the Subsurface Use Contracts (see Note 16) – The Partnership has held extended meeting with representatives of the Competent Body on July 2 to 5, 2004.  As a result it was agreed that before July 31, 2004 the Partnership will:

▪

Submit the Annual Work Program to the Competent Body and report on the progress of the Minimal Work Program implementation - on June 9, 2004 the Partnership’s Annual Work Program for 2004 has been approved by the Competent Body for both oilfields. The Annual Work Program for 2005 will be determined in October 2004 and finalised with the Competent Body in November 2004;

▪	Provide professional training to the personnel employed for the Subsurface Use Contract’s operations - a budget of USD 10,000 has been allocated for this purpose;
▪	Contribute funds to Atyrau region for social programs and programs for infrastructure development - it was agreed to defer this to the end of 2004;
▪

Develop the Business, Property and Liability Risk Insurance Program and to submit it for approval to the Competent Body - the Partnership has appointed AIG as its Insurance Underwriter.  The Partnership has made the Insurance Broker aware of the deadline;

▪

Submit quarterly reports on the Subsurface Use Contract’s activities to the Competent Body - as no activities had been carried out prior to the transaction date, none were filed.  Subsequently, the Competent Body has been informed of Partnership’s activities and provided with a list of personnel assigned to the project and proof that an office has been set up; and

▪	Establish and make contributions to the Liquidation Fund - this is expected to be completed on July 26, 2004.

32 to 33

China Energy Ventures Corp.

Unaudited Pro Forma Condensed Consolidated Financial Statements

March 31, 2004

On April 8, 2004, Big Sky Energy Atyrau Ltd. (“BSEA”) was incorporated with the following founding shareholders: China Energy Ventures Corp. (75%), Barry Swersky (12.5%), Hanani ben Moshe (12.5%).  Then on May 10, 2004, the Company, through its 75% owned subsidiary, BSEA, completed the acquisition of 100% of the issued and outstanding share capital of Vector Energy West LLP (a Kazakhstan Limited Liability Partnership) (“Vector”).  On January 12, 2004, the Company completed the acquisition of 100% of the issued and outstanding share capital of Big Sky Energy Kazakhstan Ltd. (“BSEK”).

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as at March 31, 2004 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2004 are based on the historical consolidated financial statements of China Energy Ventures Corp. (“China Energy”), and Vector.  The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2003 are based on the historical consolidated financial statements of China Energy, BSEK and Vector.

The acquisitions of BSEK and Vector have been accounted for using the purchase method of accounting.  The Unaudited Pro Forma Condensed Consolidated Balance Sheet as at March 31, 2004 has been prepared assuming the acquisition of Vector was completed on March 31, 2004.  The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2004 and for the year ended December 31, 2003 have been prepared assuming the acquisitions of BSEK and Vector were completed on January 1, 2003.

The Unaudited Pro Forma Condensed Consolidated financial statements are presented for informational purposes only.  The Unaudited Pro Forma Condensed Consolidated Balance Sheet and Condensed Consolidated Statements of Operations do not purport to represent what China Energy’s actual financial position or results of operations would have been had the acquisitions of BSEK and Vector occurred as of such dates, or to project China Energy’s financial position or results of operations for any period or date, nor does it give effect to any matters other than those described in the notes thereto.  In addition, the allocations of purchase price to the assets and liabilities of Vector are preliminary and the final allocations may differ from the amounts reflected herein.  The Unaudited Pro Forma Condensed Consolidated Balance Sheet and Unaudited Pro Forma Consolidated Statements of Operations should be read in conjunction with China Energy’s consolidated financial statements and notes thereto, and the historical consolidated financial statements of BSEK and Vector.

China Energy Ventures Corp.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As at March 31, 2004

	China	Vector			Pro-forma
	Energy	Energy		Pro-forma	China Energy
	Ventures Corp	West LLP	Note	Adjustments	Ventures Corp
ASSETS
Current Assets
Cash and Cash Equivalents	542,253	108			542,361
Deferred charges	-	-	(1)	27,422	27,422
Other receivables	113,295	4,961			118,256
Prepaid Expenses	137,720	-			137,720
	793,268	5,069			825,759

Oil & gas assets	6,824,650	3,936,041	(1)	6,869,857	17,630,548
Other fixed assets	341,523	-			341,523
	7,959,441	3,941,110			18,797,830

LIABILITIES AND SHAREHOLDERS' EQUITY
Obligations for social sphere development	458,000	350,000			808,000
Signature bonuses and penalty payable		61,739			61,739
Accounts payable and accrued liabilities	203,126	2,280			205,406
Professional training obligation	-	119,600			119,600
Geological info - foreign investment obligation	-	758,265			758,265
Related company payables	355,100	15,318			370,418
Due to BSEA	-	542,578	(1)	(542,578)	-
	1,016,226	1,849,780			2,323,428

Shengli advance	250,000	-			250,000
Obligations for social sphere development	624,720	945,961			1,570,681
Asset retirement obligation	20,576	-			20,576
Professional training obligation	-	318,664			318,664
Historical cost geological info obligation	-	956,916			956,916
Deferred tax	1,402,730	-	(1)	2,309,646	3,712,376
	3,314,252	4,071,321			9,152,641
Shareholders' Equity
Common Stock	98,364	509	(1),(2)	4,491	103,364
Additional Paid in Capital	29,431,160	-	(2)	4,995,000	34,426,160
Deferred Compensation	(684,289)	-			(684,289)
Deficit accumulated during development stage	(23,393,087)	(77,330)	(1)	77,330	(23,393,087)
Current year loss	(806,959)	(53,390)	(1)	53,390	(806,959)
	4,645,189	(130,211)			9,645,189

	7,959,441	3,941,110			18,797,830

China Energy Ventures Corp.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Three months ended March 31, 2004

	China Energy	Vector		Pro-forma	Pro-forma Consolidated
	Ventures	Energy		Adjustments	China Energy
	(includes BSEK)	West LLP	Note	Vector	Ventures

Revenue	31,363	-			31,363

Cost of Sales	(43,379)	-			(43,379)
General and administrative	(766,532)	(765)			(767,297)
Amortization	(30,233)	-			(30,233)
Accretion	-	(52,190)			(52,190)
Loss from operations	(808,781)	(52,955)			(861,736)

Foreign exchange	-	(435)			(435)
Interest income	1,822	-			1,822
Net loss	(806,959)	(53,390)			(860,349)

Loss per share
Basic and diluted	($ 0.02)				($ 0.02 )

Shares outstanding	39,944,744		(2)	10,000,000	49,944,744

China Energy Ventures Corp.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year ended December 31, 2003

	China	Big Sky	Vector		Pro-forma	Pro-forma Consolidated
	Energy	Energy	Energy		Adjustments	China Energy
	Ventures	Kazakhstan	West LLP	Note		Ventures Corp.

Revenue	184,328	-	-			184,328

Cost of Sales	(119,722)	-	-			(119,722)
G&A	(3,038,170)	(110,866)	(65,512)			(3,214,548)
Amortization	(170,433)	-	-			(170,433)
Loss from operations	(3,143,997)	(110,866)	(65,512)			(3,320,375)

Foreign exchange gain (loss)	-	10,644	(1,258)			9,386
Interest income	14,235	-	-			14,235
Net (loss) before income tax	(3,129,762)	(100,222)	(66,770)			(3,296,754)

Income taxes	-	27,480	-			27,480

Net income (loss)	(3,129,762)	(72,742)	(66,770)			(3,269,274)

Loss per share
Basic and diluted	($0.10)					($0.07)

Shares outstanding	31,096,603			(2),(3)	18,000,000	49,096,603

China Energy Ventures Corp.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

 (in US Dollars)

The pro forma adjustments to the condensed consolidated balance sheet as at March 31, 2004 have been recorded to reflect the acquisition of Vector Energy West LLP (“Vector’) by China Energy Ventures Corp. (the “Company”) that was completed on May 10, 2004. The details of the acquisition and the resulting pro-forma adjustments are as follows:

Vector pro forma adjustments

1.

On May 10, 2004, the Company, through its 75% owned subsidiary BSEA completed the acquisition of 100% of the issued and outstanding charter capital of Vector (a Kazakhstan limited liability partnership). BSEA was incorporated under the law of Alberta on April 8, 2004 with China Energy Ventures Corp. subscribing to 75% of the total shares issued on incorporation. On May 10, 2004, BSEA borrowed $5,000,000 from the Company.  The funds were paid as follows; $4,430,000 to acquire 100% of the issued and outstanding charter fund of Vector and $570,000 to purchase Vector’s loan from a third party.  On a pro-forma basis, the acquired net assets of Vector and consideration given would be as follows:

Oil and gas properties	$10,805,898
Current assets, including cash of $108	5,069
Loan payable	(542,578)
Other current liabilities	(1,307,202)
Non-current liabilities	(4,531,187)
Net assets acquired	$4,430,000

Consideration, paid in cash	$4,430,000

The oil and gas properties include previously discovered proved non-producing oil reserves as well as mineral rights over the remainder of the acreage.

As of the pro forma acquisition date, March 31, 2004, Vector had a loan outstanding to third parties of $542,578.  In connection with the purchase of Vector, BSEA was required to purchase the loan and settle it for cash of $570,000 representing a premium of $27,422. The amount of $570,000 is payable by Vector to BSEA; as such, it has been recorded as an intercompany loan from BSEA to Vector.  The premium of $27,422 has been included in the pro-forma balance sheet as a deferred charge; the balance of the loan is eliminated on the consolidated statements of BSEA.

2.

In addition, the following adjustment was required on the condensed consolidated balance sheet as at March 31, 2004 to adjust for cash raised via private placements of the Company’s stock at $0.50 per share prior to the acquisition of Vector.

Cash (eliminated on consolidation)	$5,000,000
Common stock	(5,000)
Additional paid in capital	(4,995,000)

The 10,000,000 shares issued from treasury have been included as a pro-forma adjustment on the condensed consolidated statements of operations of the Company for the purposes of calculating the loss per share.  No other adjustments to the condensed consolidated statements of operations are required.

Big Sky Energy Kazakhstan pro forma adjustments

3.

No pro forma adjustments are required to the condensed consolidated statements of operations for BSEK for the year ended December 31, 2003 other than to include the 8,000,000 shares issued from treasury to acquire BSEK in the calculation of loss per share.